Exhibit 99.2 KNX 4Q 2018 Earnings Presentation

Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes trucking segment fuel surcharges from revenue and nets these surcharges against fuel expense. 2

Disclosure On September 8, 2017, pursuant to the Agreement and Plan of Merger, dated as of April 9, 2017, by Swift Transportation Company (“Swift”), Bishop Merger Sub, Inc., a direct wholly owned subsidiary of Swift, (“Merger Sub”), and Knight Transportation, Inc. (“Knight”), Merger Sub merged with and into Knight, with Knight surviving as a direct wholly owned subsidiary of Swift (the “2017 Merger”). Knight was the accounting acquirer and Swift was the legal acquirer in the 2017 Merger. In accordance with the accounting treatment applicable to the 2017 Merger, throughout this presentation, the reported results do not include the results of operations of Swift and its subsidiaries on and prior to the 2017 Merger date of September 8, 2017 (the “2017 Merger Date”). However, where indicated, certain historical information of Swift and its subsidiaries on and prior to the 2017 Merger Date, including their results of operations and certain operational statistics (collectively, the “Swift Historical Information”), has been provided. Management believes that presentation of the Swift Historical Information will be useful to investors. The Swift Historical Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future. 3

KNX Overview Trucking ~ 80% of Revenue Asset Light ~ 20% of Revenue • Dry Van, Refrigerated, Dedicated, Flatbed, • Knight Logistics and Swift Logistics Drayage, and Expedited service offerings • ~$500M in annual revenue (2018) • Includes contiguous U.S., Mexico, and Canada • Q4 year over year revenue growth of 40% • Multiple brands – Knight, Swift, Barr-Nunn, • Access to over 30,000 carriers Trans-Mex, Abilene, Kold Trans • Swift Intermodal • Largest fleet in North America ~18,800 • $470M in annual revenue (2018) • 12,800 irregular route tractors • Q4 year over year revenue growth of 22% • 6,000 dedicated tractors • ~ 9,700 containers and 700 tractors (1) Revenue Q4'18 (millions)(1) Adj Operating Ratio Q4'18 Adj Operating Income (1) 95.0% Q4'18 (millions) Swift Swift 89.7% 88.6% Intermodal Intermodal 90.0% Trucking Trucking $13 $1,100 $130 85.0% 80.9% $185 80.0% Logistics Logistics $150 75.0% $15 70.0% Trucking Swift Logistics Intermodal (1) Excludes the results of certain non-reportable segments 4

Fourth Quarter 2018 Comparative Results (1) (dollars in thousands, except per share data) Quarter Ended December 31, 2018 2017 Change Total Revenue $1,394,640 $1,359,420 2.6% Revenue xFSC $1,242,625 $1,218,188 2.0% Operating Income $206,777 $143,771 43.8% Adj. Operating Income (2) $221,658 $156,112 42.0% Net Income attributable to Knight-Swift $151,696 $447,564 (66.1)% Adj. Net income attributable to Knight Swift(2) $162,856 $94,002 73.2% Earnings per diluted share $0.86 $2.50 (65.6)% Adj. EPS(3) $0.93 $0.52 78.8% Adjustments • $10.7M in Q4 2018 and $10.3M in Q4 (1) The reported results do not include the results of operations of Abilene 2017 of amortization expense from Motor Express, Inc. (Abilene) and its subsidiaries on and prior to its mergers and acquisitions acquisition by Knight on March 16, 2018 in accordance with the accounting treatment applicable to the transaction • $2.8M in Q4 2018 and $0.1M in Q4 2017 (2) See GAAP to non-GAAP reconciliation in the schedules following this of impairments presentation • $1.0M in Q4 2018 and $1.9M in Q4 2017 (3) Adjusted EPS is defined as GAAP earnings per diluted share adjusted for of accruals for class action lawsuits certain items identified in the GAAP to non-GAAP reconciliation included in the appendix • $0.4M in Q4 2018 of severance 5

Year-to-Date 2018 Comparative Results Year-to-date Revenue xFSC growth of 2% and Adjusted Operating Income growth of 90% 2018 Rev xFSC by Quarter 2018 Adj. Op Income by Quarter (2) $1,400 $230 $1,200 $190 Millions Millions $1,000 $150 $800 $600 $110 $400 $70 $200 $30 $- $(10) 1Q17 1Q18 2Q17 2Q18 3Q17 3Q18 4Q17 4Q18 1Q17 1Q18 2Q17 2Q18 3Q17 3Q18 4Q17 4Q18 Knight Swift Pre-Merger(1) Swift Post-Merger Knight Swift Pre-Merger(1) Swift Post-Merger (1) The Swift Historical Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future. (2) See GAAP to non-GAAP reconciliation in the schedules following this release 6

Significant Value Creation Swift Adjusted Pretax Income (1)(2) (in millions) $375 • Swift’s 2018 Return on Net Tangible Assets of 16.9% is a 49% $300 improvement over the next $225 highest year (11.3% in 2015) $150 FY12 FY13 FY14 FY15 FY16 FY17 FY18 • Swift is generating meaningful Swift Return on Net Tangible Assets (1)(2) income growth with fewer assets 18% 15% • Swift’s 2018 Adjusted Pretax 12% Income of $358M is the highest 9% in recent history 6% 3% FY12 FY13 FY14 FY15 FY16 FY17 FY18 (1) See GAAP to non-GAAP reconciliation in the schedules following this release. (note: the footnote is pointed to both Adjusted pre-tax income and Net Tangible Assets) (2) The Swift Historical Information has not been prepared in accordance with the rules of the United States Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the period presented, or which may be realized in the future. 7

Operating Performance – Trucking Trucking Adjusted Operating Ratio (1) • Combined 490 basis point improvement in Adjusted Operating Ratio with 4Q18 4Q17 Change improvements in each segment Knight Trucking 78.1% 81.6% -350 bps • Adjusted Operating Income grew 33% Swift Truckload 75.9% 84.6% -870 bps Swift Dedicated 83.8% 86.5% -270 bps • Average tractor count for the fourth Swift Refrigerated 92.8% 92.9% -10 bps quarter was 18,828 which remained relatively flat from the third quarter Combined 80.9% 85.8% -490 bps (1) Revenue, excluding trucking fsc Adjusted Operating Income (dollars in thousands) (dollars in thousands) 4Q18 4Q17 Change 4Q18 4Q17 Change Knight Trucking $260,780 $215,434 21.0% Knight Trucking $57,173 $39,595 44.4% Swift Truckload $377,416 $434,688 -13.2% Swift Truckload $ 90,814 $66,957 35.6% Swift Dedicated $149,916 $144,642 3.6% Swift Dedicated $24,240 $19,461 24.6% Swift Refrigerated $181,830 $186,595 -2.6% Swift Refrigerated $13,080 $13,199 -0.9% Combined $969,942 $981,359 -1.2% Combined $185,307 $139,212 33.1% (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 8

Operating Performance – Asset Light Adjusted Operating Ratio (1) 4Q18 4Q17 Change • Combined we had 31% year over Knight Logistics 90.7% 94.0% -330 bps year growth in total revenue with improvements in all areas Swift Logistics 87.7% 91.4% -370 bps • Meaningful year over year margin Swift Intermodal 88.6% 95.0% -640 bps improvements in all areas with a Combined 89.3% 94.0% -470 bps combined 470 basis point improvement Total Revenue • Best Adjusted Operating Ratio in (dollars in thousands) Swift Intermodal’s history 4Q18 4Q17 Change • Less capital intensive business, Knight Logistics $98,943 $67,196 47.2% providing better returns for Swift Logistics $51,186 $39,902 28.3% shareholders Swift Intermodal $130,324 $106,395 22.5% Combined $280,453 $213,493 31.4% (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 9

Capital Deployment $179M used Generated for Share $882M of Repurchases Cash from $103M used Operations for Acquisitions Paid out $43M in Reduced Net Cash Dividends Net Debt by Capex of $48M $530M • Free Cash Flow of $352M (Cash from Operations less Net Cash Capex) • Additionally reduced off balance sheet debt by over $300M (measured as if operating leases were treated like capital leases historically and fully capitalized) 10

Historical Leverage Ratio Swift’s Lease-Adjusted Leverage Ratio has improved 55% from 2016 Swift Leverage History(1) $2,500 3.50 2.94 3.00 2.79 3.00 $2,000 2.61 2.85 2.78 2.50 2.52 $1,500 2.02 2.00 2.24 1.99 1.50 $1,000 1.98 1.27 Leverage Ratio Leverage Debt in Millionsin Debt 1.00 $500 1.24 0.83 0.50 $ - 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 Net Leverage(2) Lease Adjustment(3) Leverage Ratio(4) Adjusted Leverage Ratio(5) (1) Based on historical reported results for Swift for periods prior to the 2017 Merger and for combined Knight-Swift results for periods subsequent to the 2017 Merger. (2) Net Leverage is on-balance sheet debt net of unrestricted cash and cash equivalents at the balance sheet date and is calculated in accordance with the provisions of Swift's senior credit facility for all periods prior to the 2017 Merger and Knight-Swift's senior credit facility for all periods subsequent to the 2017 Merger. (3) Lease Adjustment is management's estimated value of off-balance sheet operating leases as if they were capital leases. This number is used by management for analysis purposes only and does not purport to be calculated in the same manner or intended for the same purpose as the right-of-use asset and liability calculations prescribed under US GAAP. (4) Leverage Ratio is calculated in accordance with the provisions of Swift's senior credit facility for all periods prior to the 2017 Merger and Knight-Swift's senior credit facility for all periods subsequent to the 2017 Merger. (5) Adjusted Leverage Ratio represents the Leverage Ratio adjusted to include the Lease Adjustment in Net Leverage while also adding back the corresponding rent expense into Adjusted EBITDA in order to calculate the adjusted leverage ratio. (Adjusted EBITDA is EBITDA less certain adjustments pursuant to the credit facilities.) 11

2019 Market Outlook • Market dynamics to remain orderly • Normal seasonal trends to play out during 2019 • Contract rate increases to be in the mid single digits • Driver market to remain challenging • Opportunities to grow Brokerage and Intermodal • Actively pursue acquisition opportunities 12

Q1 & Q2 2019 Guidance • Expected Adjusted EPS for the first quarter 2019 of $0.52 - $0.55 • Expected Adjusted EPS for the second quarter 2019 of $0.62 - $0.66 Guidance Assumptions • Tractor count to remain stable • Rate improvements in the mid-single digits • Q1 and Q2 year over year Adjusted Operating Ratio improvements in all three segments • Sequential Adjusted Operating Ratio (Q4 to Q1, and Q1 to Q2) will follow historical patterns • Tax rate of 25-26% • Expected 2019 net cash capex of $550M - $575M These estimates represent Management’s best estimates based on current information available. Actual results may differ materially from these estimates. We would refer you to the Risk Factors sections of the Company’s annual report for a discussion of the risks that may affect results. 13

Future Reporting • Beginning in Q1 2019, we expect to consolidate our Trucking Logistics Intermodal reporting to three reportable segments (Trucking, Logistics, & Knight Knight Swift Intermodal) Trucking Brokerage Intermodal • New segments will allow for Swift Swift Knight easier comparability across the Truckload Logistics Intermodal industry Swift • Historical data will be recast Refrigerated and provided in an 8-K Swift Dedicated 14

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Non-GAAP Reconciliation 16

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